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                                  EXHIBIT 10.28

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT, dated as of April 18, 2000, is made by PRIME GROUP OUTDOOR, LLC, a Delaware limited liability company ("Grantor"), in favor of HORIZON GROUP PROPERTIES, L.P. ("Lender").

                             W I T N E S S E T H:

      A. Pursuant to a certain Promissory Note dated as of even date herewith in the principal amount of One Million, Five Hundred Thousand Dollars ($1,500,000) (the "Note"), Lender has agreed to make a loan (the "Loan"), to Grantor in the principal amount of the Note.

      B. Lender has required, as a condition to making the Loan, that Grantor execute and deliver this Security Agreement to Lender, in order to secure its obligations hereunder, under the Note and under any document, instrument or agreement executed and delivered in connection with the Note (collectively, the "Obligations").

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. DEFINED TERMS. The following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

            "ACCOUNT DEBTOR" shall mean any "account debtor," as such term is defined in section 9-105(1)(a) of the UCC.

            "ACCOUNTS RECEIVABLE" shall mean any "account," as such term is defined in section 9-106 of the UCC, now owned or hereafter acquired by Grantor and, in any event, shall include, without limitation, all accounts, accounts receivable, other receivables, contract rights, chattel paper, instruments, documents, notes, and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to Grantor (including, without limitation, under any trade names, styles or divisions thereof) whether arising out of goods sold or services rendered by Grantor or from any other transaction, whether or not the same involves the sale of goods or services by Grantor (including, without limitation, any such obligation which might be characterized as an account or contract right under the UCC) and all of Grantor's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of Grantor's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all moneys due or to become due to Grantor under all contracts for the sale of goods or the performance of services or both by Grantor (whether or not yet earned by performance on the part of Grantor or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any person with respect to any of the foregoing.

            "CHATTEL PAPER" shall mean any "chattel paper," as such term is defined in section 9-105(1)(b) of the UCC, now owned or hereafter acquired by Grantor.

            "COLLATERAL" shall have the meaning assigned to such term in Section 2 of this Security Agreement.

            "CONTRACTS" shall mean all contracts, undertakings, or other agreements (other than rights


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      evidenced by Chattel Paper, Documents or Instruments) in or under which
      Grantor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

            "DOCUMENTS" shall mean any "documents," as such term is defined in section 9-105(1)(f) of the UCC, now owned or hereafter acquired by Grantor.

            "EQUIPMENT" shall mean any "equipment," as such term is defined in section 9-109(2) of the UCC, now owned or hereafter acquired by Grantor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures, vehicles and computers and other electronic data-processing and other office equipment now owned or hereafter acquired by Grantor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

            "EVENT OF DEFAULT" shall have the meaning set forth in Section 9.

            "INSTRUMENTS" shall mean any "instrument," as such term is defined in section 9-105(1)(i) of the UCC, now owned or hereafter acquired by Grantor, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

            "INTANGIBLE ASSETS" shall mean any "general intangibles," as such term is defined in section 9-106 of the UCC, now owned or hereafter acquired by Grantor and, in any event, shall include, without limitation, all right, title and interest which Grantor may now or hereafter have in or under any Contract, all customer lists, trademarks, patents, rights in intellectual property, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether patented or patentable or not), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records now owned or hereafter acquired by Grantor, goodwill and rights of indemnification.

            "INVENTORY" shall mean any "inventory," as such term is defined in section 9-109(4) of the UCC, now owned or hereafter acquired by Grantor and, in any event, shall include, without limitation, all inventory, merchandise, goods and other personal property now owned or hereafter acquired by Grantor which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Grantor's business, or the processing, packaging, delivery or shipping of the same, and all finished goods.

            "INVESTMENT PROPERTY" shall mean all "investment property" as such term is defined in the UCC, now or hereafter owned or acquired by, Grantor, wherever located and, in any event, including, without limitation, (a) stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit and mutual fund shares; (b) all securities entitlements of Grantor, including, without limitation, all rights of Grantor to any securities account and any free credit balance or other money owing by any securities intermediary with respect to any such account; (c) all securities accounts held by Grantor;
      (d) all commodity contracts held by Grantor; and (e) all commodity accounts held by Grantor.

            "NOTE" shall have the meaning set forth in the Recitals.

            "OBLIGATIONS" shall have the meaning set forth in the Recitals.

            "PROCEEDS" shall mean "proceeds," as such term is defined in section 9-306(1) of the UCC and, in any event, shall include, without limitation,
      (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Grantor from time to time with respect to any of the Collateral, (ii) any and all


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      payments (in any form whatsoever) made or due and payable to Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any claim of Grantor against third parties (A) for past, present or future infringement of any patent or patent license or (B) for past, present or future infringement or dilution of any trademark or trademark license or for injury to the goodwill associated with any trademark, trademark registration or trademark licensed under any trademark license, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

            "SECURITY AGREEMENT" shall mean this Security Agreement, as the same may from time to time be amended, modified or supplemented and shall refer to this Security Agreement as in effect of the date such reference becomes operative.

            "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Illinois; PROVIDED, HOWEVER, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

      2.    GRANT OF SECURITY INTEREST.

            (a) As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender, and hereby grants to Lender, a security interest in, all of Grantor's right, title and interest in, to and under the following (all of which being hereinafter collectively called the "Collateral"):

               (i)      all Accounts Receivable of Grantor;

              (ii)      all Chattel Paper of Grantor;

             (iii)      all Contracts of Grantor;

              (iv)      all Documents of Grantor;

               (v)      all Equipment of Grantor;

              (vi)      all Intangible Assets of Grantor;

             (vii)      all Instruments of Grantor;

            (viii)      all Inventory of Grantor;

              (ix)      all Investment Property of Grantor;

               (x) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and product of each of the foregoing.


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            (b) In addition, as collateral security for the prompt and complete payment when due of the Obligations and in order to induce Lender as aforesaid, Lender is hereby granted a lien and security interest in all property of Grantor held by Lender, including, without limitation, all property of every description, now or hereafter in the possession or custody of or in transit to Lender for any purpose, including safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power.

            (c) The Collateral shall not include any assets of Grantor in which Grantor has granted Old National Bank a security interest pursuant to that certain Commercial Security Agreement dated April 14, 2000 between Grantor and Old National Bank, which Grantor represents and warrants consist solely of the assets described on EXHIBIT A attached hereto, to the extent that a breach of or a default under such Commercial Security Agreement would result by including any such assets within the definition of the Collateral.

      3. RIGHTS OF LENDER; LIMITATIONS ON LENDER'S OBLIGATIONS.

            (a) It is expressly agreed by Grantor that, anything herein to the contrary notwithstanding, Grantor shall remain liable under each of its Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder and Grantor shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract. Lender shall not have any obligation or liability under any Contract by reason of or arising out of this Security Agreement or the granting to Lender of a security interest therein or the receipt by Lender of any payment relating to any Contract pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            (b) Grantor hereby authorizes Lender, at any time or times after the occurrence and during the continuance of an Event of Default, to (i) notify any or all Account Debtors that the Accounts Receivable have been assigned to Lender and that Lender has a security interest therein and
      (ii) direct such Account Debtors to make all payments due from them to Grantor upon the Accounts Receivable directly to Lender or to a lock box designated by Lender. Lender shall promptly furnish Grantor with a copy of any such notice sent. Any such notice, in Lender's sole discretion, may be sent on Grantor's stationery, in which event Grantor shall co-sign such notice with Lender.

            (c) Lender shall have the right to make test verifications of the Accounts Receivable in any manner and through any commercially reasonable medium that it considers advisable, and Grantor agrees to furnish all such assistance and information as Lender may require in connection therewith. Grantor at its expense will cause certified independent public accountants satisfactory to Lender to prepare and deliver to Lender at any time and from time to time promptly upon Lender's request, the following reports:
      (i) a reconciliation of all its Accounts Receivable, (ii) an aging of all its Accounts Receivable, (iii) trial balances, and (iv) a test verification of such Accounts Receivable as Lender may request.

      4. REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants that:

            (a) Except for the security interest granted to Lender pursuant to this Security Agreement, Grantor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all liens and encumbrances. No material amounts payable under or in connection with any of its Accounts Receivable or Contracts are


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      evidenced by Instruments which have not been delivered to Lender.

            (b) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral has been executed by Grantor or is on file or of record in any public office, except such as may have been filed by Grantor in favor of Lender pursuant to this Security Agreement.

            (c) Upon the filing of appropriate financing statements, this Security Agreement shall be effective to create a valid and continuing first priority lien on and first priority perfected security interest in the Collateral with respect to which a security interest may be perfected by filing pursuant to the UCC in favor of Lender prior to all other liens, and is enforceable as such as against creditors of and purchasers from Grantor. All action necessary or desirable to protect and perfect such security interest in each item of the Collateral has been duly taken.

            (d) Grantor's principal place of business and the place where its records concerning the Collateral are kept is located at the address of Grantor set forth in Section 12 hereof, and Grantor will not change such principal place of business or remove such records unless it has taken such action as is necessary to cause the security interest of Lender in the Collateral to continue to be perfected. Grantor will not change its principal place of business or the place where its records concerning the Collateral is kept without giving thirty (30) days' prior written notice thereof to Lender.

            (e) Grantor is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware; Grantor is properly qualified to do business and is in good standing under the laws of each state in which it either owns property or transacts business; the execution, delivery and performance of this Security Agreement, the Note and all other related documents and agreements have been authorized by all necessary actions of Grantor's Board of Managers and member; the Note, this Agreement and all other related documents and agreements have been duly executed and delivered by Grantor and constitute the legal, valid and binding obligations of Grantor enforceable in accordance with their respective terms.

            (f) Grantor is the owner of all assets and property relating to the outdoor billboard advertising business described in that certain Business Plan of Prime Outdoor Group prepared by Mark Harris and Gina Crist; a true, correct and complete list of all of Grantor's assets is attached hereto as Exhibit B.

            (g) Neither the execution, delivery and performance of the Note or this Security Agreement, nor the exercise of Lender's rights and remedies thereunder or hereunder, shall violate, conflict with, breach or cause a default under any document, instrument or agreement applicable to or relating to Grantor or any portion of the Collateral or to which Borrower is a party or by which it is bound.

      5. COVENANTS. Grantor covenants and agrees with Lender that from and after the date of this Security Agreement and until the Obligations are fully satisfied:

            (a) FINANCING STATEMENTS AND FURTHER DOCUMENTATION. Grantor will join with Lender in the execution and filing of such financing statement or statements in the form and content reasonably required by Lender. Grantor will pay all costs of filing any financing, continuation or termination statements with respect to the security interest created by this Agreement, together with costs and expenses of any lien search required by Lender, during the term hereof, either as a condition precedent to the extension of the Loan or as a condition precedent to any advance made by Lender to Grantor hereunder. At any time and from time to time, upon the written request of Lender, and at the sole expense of Grantor, Grantor will promptly and duly execute and deliver any and all such further instruments and documents and


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      take such further action as Lender may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to Lender of any Contract held by Grantor or in which Grantor has any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC with respect to the liens and security interests granted hereby, transferring Collateral to the Lender's possession (if a security interest in such Collateral can be perfected by possession), placing the interest of Lender as lienholder on the certificate of title of any vehicle and using its best efforts to obtain waivers of liens from landlords and mortgagees. Grantor also hereby authorizes Lender to file any such financing or continuation statement without the signature of Grantor to the extent permitted by applicable law.

            (b) SPECIAL COLLATERAL. Immediately upon Grantor's receipt of that portion of the Collateral which is or becomes evidenced by an agreement, instrument and/or document, including, without limitation, promissory notes, trade acceptances, documents of title and warehouse receipts (the "Special Collateral"), Grantor shall deliver the original thereof to Lender, together with appropriate endorsements or other specific evidence (in form and substance reasonably acceptable to Lender) of assignment thereof to Lender.

            (c) MAINTENANCE OF RECORDS. Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Grantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. All Chattel Paper will be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Horizon Group Properties, Inc. (or any successor lender)". For Lender's further security, Grantor agrees that Lender shall have a special property interest in all of Grantor's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of any Event of Default, Grantor shall deliver and turn over true, correct and complete copies of any such books and records to Lender or to its representatives at any time on demand of Lender. Prior to the occurrence of an Event of Default and upon reasonable notice from Lender, Grantor shall permit any representative of Lender to inspect such books and records and will provide photocopies thereof to Lender.

            (d) INDEMNIFICATION. In any suit, proceeding or action brought by Lender relating to any Account Receivable, Chattel Paper, Contract, Intangible Asset or Instrument for any sum owning thereunder, or to enforce any provision of any Account Receivable, Chattel Paper, Contract, Intangible Asset or Instrument, Grantor will save, indemnify and keep Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Grantor, and all such obligations of Grantor shall be and remain enforceable against and only against Grantor and shall not be enforceable against Lender.

            (e) COMPLIANCE WITH LAWS, ETC. Grantor will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority, applicable to the Collateral or any part thereof or to the operation of Grantor's business; PROVIDED, HOWEVER, that Grantor may contest any act, regulation, order, decree or direction in any reasonable manner which shall not in the sole opinion of Lender, adversely affect Lender's rights hereunder or adversely affect the first priority of its security interest in the Collateral.

            (f) PAYMENT OF OBLIGATIONS. Grantor will pay promptly when due all charges imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, material and supplies).


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            (g) COMPLIANCE WITH TERMS OF ACCOUNTS, ETC. In all material respects, Grantor will perform and comply with all obligations in respect of Accounts Receivable, Chattel Paper and Contracts and all other agreements to which it is a party or by which it is bound.

            (h) LIMITATION ON LIENS ON COLLATERAL. Except for the liens previously granted to Old National Bank, Grantor will not create, permit or suffer to exist, and will defend the Collateral and any real property now or hereafter owned by Grantor against and take such other action as is necessary to remove, any lien on the Collateral or any of its real property, and will defend the right, title and interest of Lender in and to any of Grantor's rights under the Chattel Paper, Contracts, Documents, Intangible Assets and Instruments and to the Equipment and Inventory and real property and in and to the Proceeds thereof against the claims and demands of all persons whomsoever.

            (i) MAINTENANCE OF INSURANCE. Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring its Inventory and Equipment against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar businesses and (ii) insuring Grantor and Lender against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such amounts and against at least such risks as are usually insured against, in the same general area by companies engaged in the same or a similar business, naming Lender as an additional insured with losses payable to Grantor and Lender, as their respective interests may appear, under a standard non-contributory "mortgagee", "lender" or "secured party" clause. Grantor shall, if so requested by Lender, deliver to Lender as often as Lender may reasonably request, a report of a reputable insurance broker satisfactory to Lender with respect to the insurance on its Inventory and Equipment. All insurance with respect to the Inventory and Equipment shall (i) contain a clause which provides that Lender's interest under the policy will not be invalidated by any act or omission of, or any breach of warranty by, the insured, or by any change in the title, ownership or possession of the insured property, or by the use of the property for purposes more hazardous than is permitted in the policy, and (ii) provide that no cancellation, reduction in amount or change in coverage thereof shall be effective until at least thirty (30) days after receipt by Lender of written notice thereof.

            (j) LIMITATIONS ON DISPOSITION. Grantor will not sell, lease, transfer or otherwise dispose of any significant portion of the Collateral, without Lender's prior written consent.

            (k) FURTHER IDENTIFICATION OF COLLATERAL. Grantor will, if so requested by Lender, furnish to Lender, as often as Lender reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

            (l) NOTICES. Grantor will advise Lender promptly, in reasonable detail, (i) of any material lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

            (m) RIGHT OF INSPECTION. During regular business hours and upon reasonable prior notice (unless an Event of Default has occurred and is continuing, in which case at all times), Lender shall have full and free access to all the books and records and correspondence of Grantor, and Lender or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and Grantor agrees to render to Lender, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Lender and its representatives shall also have the right to enter into and upon any premises where any of the Equipment or Inventory is located for the purpose of


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      inspecting the same, observing its use or otherwise protecting its interests therein.

            (n) CONTINUOUS PERFECTION. Grantor will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless Grantor shall have given Lender at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Lender to amend such financing statement or continuation statement so that it is not seriously misleading.

            (o) REAL PROPERTY. In the event Grantor hereafter acquires any real property or any interest in real property, Grantor shall notify Lender in writing in advance of the acquisition thereof, and if requested by Lender shall grant Lender a first priority mortgage lien on such property concurrently with the acquisition thereof, and agrees not to grant any lien, encumbrance, mortgage or security interest in such real property to any other person without Lender's prior written consent. In the event Grantor currently owns any real property or any interest in real property, Grantor shall promptly notify Lender in writing, and upon Lender's request shall grant Lender a first priority mortgage lien on such property.

      6.    LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT.

            (a) Grantor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Lender's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the fore going, hereby gives Lender the power and right, on behalf of Grantor, without notice to or assent by Grantor to do the following:

            (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of Grantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

            (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

            (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become


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                  due thereunder, directly to Lender or as Lender shall direct;
                  (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Lender may deem appropriate; and (G) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and Grantor's expense, at any time, or from time to time, all acts and things which Lender reasonably deems necessary to protect, preserve or realize upon the Collateral and Lender's lien therein, in order to effect the intent of this Security Agreement, all as fully and effectively as Grantor might do.

            (b) Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full. Lender hereby agrees that it shall not exercise the power of attorney granted to it under this Section 6 unless or until an Event of Default has occurred.

            (c) The powers conferred on Lender hereunder are solely to protect Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

            (d) Grantor also authorizes Lender, at any time and from time to time upon the occurrence and during the continuation of any Event of Default, (i) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of Grantor in and under the Contracts hereunder and other matters relating thereto and (ii) to execute, in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

      7. PERFORMANCE BY LENDER OF GRANTORS' OBLIGATION. If Grantor fails to perform or comply with any of its agreements contained herein (after notice, to the extent required to be delivered by Lender hereunder) and Lender, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Lender incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Loan, shall be payable by Grantor to Lender on demand and shall constitute Obligations secured hereby.

      8.    REMEDIES, RIGHTS UPON DEFAULT.

            (a) If an Event of Default shall occur and be continuing, Lender may accelerate the Obligations and declare the Obligations to be immediately due and payable, without notice or demand, exercise all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, and exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Lender's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantor hereby releases. Grantor further agrees, at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at Grantor's premises or elsewhere. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in
      Section 8(d) hereof, Grantor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by Lender of any other amount required by any provision of law, including section 9-504(1)(c) of the UCC, need Lender account for the surplus, if any, to Grantor. To the maximum extent permitted by applicable law, Grantor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or wilful misconduct of Lender. Grantor agrees that the Lender need not give more than ten (10) days' notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to Grantor at its address referred to in Section 12 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled, Grantor also being liable for the fees of any attorneys employed by Lender to collect such deficiency.

            (b) Grantor also agrees to pay all costs of Lender, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

            (c) Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

            (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Lender in the following order of priorities:

                  FIRST, to Lender in an amount sufficient to pay in full the reasonable expenses of

            Lender in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Lender in connection therewith, including, without limitation, reasonable attorney's fees;

                  SECOND, to Lender (or such other holder of the Obligations) in an amount equal to the then unpaid Obligations;

                  FINALLY, upon payment in full of all of the Obligations, to pay to Grantor, or its representatives or as a court of competent jurisdiction may direct, any surplus then remaining from such Proceeds.

      9. EVENTS OF DEFAULT. An Event of Default shall be deemed to have occurred upon the occurrence of any of the following events:

            (a) Grantor shall fail to make any payment when due under the terms of the Note or an Event of Default shall occur under the Note;

            (b) Grantor shall fail to perform any obligation or observe any covenant arising under this Security Agreement or any other document, instrument or agreement executed and delivered in connection with or relating to the Obligations and such failure is not cured within fifteen
      (15) business days after notice from Lender, or should any representation or warranty made by Grantor prove to be untrue or misleading in any material respect when made;

            (c) Any of the assets of Grantor with a value in excess of $50,000 shall be attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of Grantor and shall remain unstayed or undismissed for 10 consecutive days; or any person shall apply for the appointment of a receiver, trustee or custodian for any of the assets of Grantor and shall remain unstayed or undismissed for 10 consecutive days; or Grantor shall have concealed, removed or permitted to be concealed or removed, any part of its property with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent conveyance or other similar law;

            (d) A case or proceeding shall have been commenced against Grantor in a court having competent jurisdiction seeking a decree or order in respect of Grantor (i) under the Bankruptcy Code, or any other applicable Federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of Grantor or of any substantial part of its properties, or (iii) ordering the winding-up or liquidation of the affairs of Grantor and such case or proceeding shall remain undismissed or unstayed for 30 consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding;

            (e) Grantor shall (i) file a petition seeking relief under the Bankruptcy Code, or any other applicable Federal, State or foreign bankruptcy or other similar law, (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of Grantor or of any substantial part of its properties, (iii) fail generally to pay its debts as such debts become due, or (iv) take any corporate action in furtherance of any such action; or

            (f) Grantor shall fail to deliver any documents, instruments or agreements required by Lender to perfect a security interest, mortgage or lien on any of the Collateral or its interests in real property within two business days after delivery of such documents, instruments or agreements to Grantor.

      10. LIMITATION ON LENDER'S DUTY IN RESPECT OF COLLATERAL. Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Upon request of Grantor, Lender shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral.

      11. REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

      12. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in person with receipt acknowledged, or sent via overnight courier, addressed as hereafter set forth, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

      If to Grantor:    Prime Outdoor Group, LLC
                        1225 Seventeenth Street
                        Suite 1523
                        Denver, Colorado
                        Attn:  Gina Crist

                        The Prime Group, Inc.
                        77 West Wacker Drive
                        Suite 4200
                        Chicago, Illinois 60601
                        Attn:  Robert J. Rudnik

      If to Lender:     Horizon Group Properties, Inc.
                        77 West Wacker Drive
                        Suite 4200
                        Chicago, Illinois 60601
                        Attn:  Gary Skoien

      13. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      14. NO WAIVER; CUMULATIVE REMEDIES. Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Lender and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender and, where applicable by Grantor.

      15.   SUCCESSOR AND ASSIGNS; GOVERNING LAW.

            (a) This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender, and all future holders of instruments or agreements evidencing the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to Lender hereunder.

            (b) This Security Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Illinois.

      16. FURTHER INDEMNIFICATION. Grantor agrees to pay, and to save Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

      17. WAIVER OF JURY TRIAL AND WAIVER. GRANTOR WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES HEREUNDER, UNDER THE NOTE OR UNDER ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT RELATED TO THE OBLIGATIONS. AS PART OF THE CONSIDERATION FOR VALUE THIS DAY RECEIVED, GRANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON GRANTOR, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BY MADE BY REGISTERED MAIL DIRECTED TO GRANTOR AT THE ADDRESSES PROVIDED IN SECTION 12 ABOVE AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE UNITED STATES MAILS, POSTAGE PREPAID. GRANTOR WAIVES ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

                              [INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

                                          PRIME OUTDOOR GROUP, LLC

                                           By:  /s/ Mark T. Harris
                                               -----------------------
                                           Name:    Mark T. Harris
                                                 ---------------------
                                           Title:   President
                                                  --------------------

Accepted and acknowledged by:

HORIZON GROUP PROPERTIES, L.P.

By:  Horizon Group Properties, Inc., general partner

By:  /s/ David R. Tinkham
    ------------------------------------------------
Name:    David R. Tinkham
      ----------------------------------------------
Title:   CFO
       ---------------------------------------------


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